UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange
8.50% Senior Note Due 2028	PMTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2024, PennyMac Mortgage Investment Trust (the “Company” or “PMT”) or subsidiaries thereof entered into the following agreements: (i) Fourth Amended and Restated Management Agreement (the “Management Agreement”), by and among PMT, PennyMac Operating Partnership, L.P., a wholly-owned subsidiary of PMT (the “Operating Partnership”), and PNMAC Capital Management, LLC (“PCM”), a wholly-owned subsidiary of PennyMac Financial Services, Inc. (“PFSI”) , (ii) Fifth Amended and Restated Flow Servicing Agreement (the “5th A&R Servicing Agreement”), between the Operating Partnership and PennyMac Loan Services, LLC, a wholly-owned subsidiary of PFSI (“PLS”), (iii) Third Amended and Restated Mortgage Banking Services Agreement (“MBS Agreement”), between PLS and PennyMac Corp. (“PMC”), a wholly-owned subsidiary of PMT, (iv) Third Amended and Restated MSR Recapture Agreement (“MSR Recapture Agreement”), between PLS and PMC, and (v) Amended and Restated Flow Servicing Agreement (the “A&R Servicing Agreement”), between PLS and PMC. Each of the agreements was approved by the Related Party Matters (“RPM”) Committee of the Company’s board of trustees comprised solely of independent trustee members, as well as the Company’s full board of trustees. The RPM Committee engaged independent counsel and an independent third party consultant in connection with its consideration of the agreements, all of which were amended and restated for the primary purpose of extending the terms thereof in advance of its originally scheduled expiration date of June 30, 2025 and modifying certain fees and other terms relating thereto.

Management Agreement. Pursuant to the terms of the Management Agreement, PCM manages the assets and investment strategies of PMT. For its management services, PCM collects a base management fee and may collect a performance incentive fee. The base management fee is payable quarterly and in arrears and the performance incentive fee is now payable annually and in arrears. The purpose of the Management Agreement is to align the base and performance incentive components of the management fee with PMT’s investment strategies. The Management Agreement expires, unless terminated earlier in accordance with the terms of the agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

The base management fee is calculated at a defined annualized percentage of “shareholders’ equity.” PMT’s “shareholders’ equity” is defined as the sum of the net proceeds from any issuances of its equity securities since its inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance); plus its retained earnings at the end of the quarter; less any amount that PMT pays for repurchases or redemptions of its equity securities (allocated on a pro rata daily basis for such repurchases and redemptions during the fiscal quarter of any such repurchases or redemptions); and excluding one-time events pursuant to changes in GAAP and certain other non-cash charges as agreed by PMT and PCM.

Pursuant to the Management Agreement, the base management fee is equal to the sum of (i) 1.5% per year of PMT’s shareholders’ equity up to $2 billion, (ii) 1.375% per year of PMT’s shareholders’ equity in excess of $2 billion and up to $5 billion, and (iii) 1.25% per year of PMT’s shareholders’ equity in excess of $5 billion. The base management fee is paid in cash.

The performance incentive fee is calculated at a defined annualized percentage of the amount by which PMT’s “net income” exceeds certain levels of annualized return on PMT’s “common shareholders equity.” For purposes of determining the amount of the performance incentive fee, “net income” is defined as net income or loss attributable to PMT’s common shareholders, computed in accordance with GAAP and adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges determined as agreed between PMT and PCM. PMT’s “common shareholders’ equity” is defined as shareholder’s equity less the average GAAP accounting value of the preferred equity. PMT’s “preferred equity” means all classes of shares of PMT receiving preferences over the common shares.

The performance incentive fee is calculated annually and escalates as net income (stated as a percentage of return on common shareholders’ equity) increases over certain thresholds. On each calculation date, the threshold amount represents a stated return on common shareholders’ equity, plus or minus a “high watermark” adjustment. The performance fee payable for any quarter is equal to: (a) 10% of the amount by which net income for the quarter exceeds (i) an 8% return on common shareholders’ equity plus the high watermark, up to (ii) a 12% return on common shareholders’ equity; plus (b) 15% of the amount by which net income for the quarter exceeds (i) a 12% return on common shareholders’ equity plus the high watermark, up to (ii) a 16% return on common shareholders’ equity; plus (c) 20% of the amount by which net income for the quarter exceeds a 16% return on common shareholders’ equity plus the high watermark.

The “high watermark” is the annual adjustment that reflects the amount by which the net income (stated as a percentage of return on common shareholders’ equity) in that fiscal year exceeds or falls short of the lesser of 8% and the Fannie Mae MBS Yield (the target yield) for such fiscal year. If the net income is lower than the target yield, the high watermark is increased by the difference. If the net income is higher than the target yield, the high watermark is reduced by the difference. Each time a performance incentive fee is earned, the high watermark returns to zero. As a result, the threshold amount required for PCM to earn a performance incentive fee is adjusted cumulatively based on the performance of PMT’s net income over (or under) the target yield, until the net income in excess of the target yield exceeds the then-current cumulative high watermark amount, and a performance incentive fee is earned. The high watermark shall only be calculated based on the two years preceding the fiscal year for which the incentive fee is calculated, and the high watermark shall never be less than zero after including all high watermark increases and high watermark decreases over any such rolling two (2) fiscal year period. The performance incentive fee may be paid in cash or in PMT common shares (subject to a limit of no more than 50% paid in common shares), at PMT’s option.

Under the Management Agreement, PCM is entitled to reimbursement of its organizational and operating expenses, including third-party expenses, incurred on PMT’s behalf, it being understood that PCM and its affiliates shall allocate a portion of their personnel’s time to provide certain legal, tax, accounting, internal audit, and investor relations services for the direct benefit of PMT, for which PCM shall be reimbursed in an amount that is determined annually.

In addition, the Operating Partnership is required to pay PMT’s and its subsidiaries’ pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of PCM and its affiliates required for PMT’s and its subsidiaries’ operations. These expenses will be allocated between PCM, on the one hand, and the Operating Partnership (or such other subsidiary), on the other hand, based on the percentage of resources used by PCM in connection with its investment management activities as determined by PCM in its reasonable and good faith discretion, as calculated at each fiscal quarter end.

In general, the parties to the Management Agreement have agreed to negotiate in good faith to amend the provisions thereof relating to the compensation of PCM in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the Management Agreement if (a) PCM or PMT requests such negotiation after a determination by PCM or PMT that the rates of compensation payable to PCM differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request may be made before the anniversary of the execution and delivery of the Management Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the Management Agreement.

Under the Management Agreement, PCM may be entitled to a termination fee under certain circumstances. Specifically, the termination fee is payable for (1) PMT’s termination of the Management Agreement without cause, (2) PCM’s termination of the Management Agreement upon a default by PMT in the performance of any material term of the agreement that has continued uncured for a period of 30 days after receipt of written notice thereof or (3) PCM’s termination of the agreement after the termination by PMT without cause (excluding a non-renewal) of the MBS Agreement, the MSR Recapture Agreement, or the 5th A&R Servicing Agreement. The termination fee is equal to three times the sum of (a) the average annual base management fee, and (b) the average annual (or, if the period is less than 24 months, annualized) performance incentive fee earned by PCM during the 24-month period immediately preceding the date of termination.

PMT may terminate the Management Agreement without the payment of any termination fee under certain circumstances, including, among other circumstances, uncured material breaches by PCM of the Management Agreement, upon a change in control of PCM (defined to include a 50% change in the shareholding of PCM in a single transaction or related series of transactions) or upon the termination of the MBS Agreement, the MSR Recapture Agreement or the 5th A&R Servicing Agreement by PLS without cause.

The Management Agreement also provides that, prior to the undertaking by PCM or its affiliates of any new investment opportunity or any other business opportunity requiring a source of capital with respect to which PCM or its affiliates will earn a management, advisory, consulting or similar fee, PCM shall present to PMT such new opportunity and the material terms on which PCM proposes to provide services to PMT before pursuing such opportunity with third parties.

Servicing Agreement. Pursuant to the 5th A&R Servicing Agreement, PLS provides servicing for PMT’s portfolio of residential mortgage loans and subservicing for its portfolio of mortgage servicing rights (“MSRs”). Such servicing and subservicing provided by PLS includes collecting principal, interest and escrow account payments, if any, with respect to mortgage loans, as well as managing loss mitigation, which may include, among other things, collection activities, loan workouts, modifications, foreclosures and short sales. The 5th A&R Servicing Agreement expires, unless terminated earlier in accordance with the terms of the 5th A&R Servicing Agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

The base servicing fee rates for mortgage loans subserviced by PLS on behalf of PMT are also calculated through a monthly per-loan dollar amount, with the actual dollar amount for each mortgage loan based on whether the mortgage loan is a fixed-rate or adjustable-rate loan. The base servicing fee rates for mortgage loans subserviced on behalf of PMT are $7.50 per month for fixed-rate mortgage loans and $8.50 per month for adjustable-rate mortgage loans. To the extent that these mortgage loans become delinquent, PLS is entitled to an additional servicing fee per mortgage loan falling within a range of $18 to $80 per month and based on the delinquency, bankruptcy and foreclosure status of the mortgage loan or $75 per month if the underlying mortgaged property becomes REO. PLS is also entitled to customary ancillary income and certain market-based fees and charges, including boarding and deboarding fees, liquidation and disposition fees, and assumption, modification and origination fees, as well as certain fees relating to additional forbearance, claim filing and loss mitigation activities.

PLS continues to be entitled to reimbursement for all customary, bona fide reasonable and necessary out-of-pocket expenses incurred by PLS in connection with the performance of its servicing obligations.

In general, the parties to the 5th A&R Servicing Agreement have agreed to negotiate in good faith to amend the provisions thereof relating to the compensation of PLS in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the 5th A&R Servicing Agreement if (a) either party requests such negotiation after a determination by either party that the rates of compensation payable to PLS differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request may be made before the second anniversary of the execution and delivery of the 5th A&R Servicing Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the 5th A&R Servicing Agreement.

No automatic renewal of the 5th A&R Servicing Agreement will occur upon the conclusion of the initial term or any renewal period if the Operating Partnership or PLS delivers to the other party a notice of nonrenewal at least 180 days in advance. In addition, (i) PLS has the right to terminate the 5th A&R Servicing Agreement without cause if either of the MBS Agreement or the MSR Recapture Agreement is terminated by PMC without cause as provided in each such agreement or the Management Agreement is terminated by PMT without cause as provided in such agreement and (ii) the Operating Partnership has the right to terminate the 5th A&R Servicing Agreement without cause if either of the MBS Agreement or the MSR Recapture Agreement is terminated by PLS without cause or the Management Agreement is terminated by PCM as provided in such agreement. The 5th A&R Servicing Agreement is further subject to termination under other circumstances, generally including (a) in whole, at the election of either party following a specified default or other for-cause event on the part of the other, (b) in part with respect to one or more individual loans, at the election of the Operating Partnership in connection with a sale of such loan(s) or if such loan(s) become seriously delinquent or the real estate is acquired on behalf of the lender, and (c) in whole at the election of PLS or the Operating Partnership if PMC or PLS, respectively, defaults in its obligations under the MSR Recapture Agreement. The Operating Partnership is required to pay release fees to PLS in connection with certain terminations.

MBS Agreement. Under the MBS Agreement, PLS provides PMC with certain mortgage banking services, including fulfillment and disposition-related services, with respect to loans acquired by PMC from correspondent lenders directly or through PLS. Pursuant to the MBS Agreement, PLS has agreed to provide such services exclusively for the benefit of PMC, and PLS and its affiliates are prohibited from providing such services for any other third party. However, such exclusivity and prohibition shall not apply, and certain other duties instead will be imposed upon PLS, if PMC is unable to purchase or finance mortgage loans as contemplated under the MBS Agreement for any reason. The MBS Agreement expires, unless terminated earlier in accordance with the terms of the agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

In consideration for the mortgage banking services provided by PLS with respect to PMC’s acquisition of mortgage loans, PLS is entitled to aggregate quarterly fulfillment fees not to exceed the following: (i) the product of (A) the number of non-Ginnie Mae loan commitments issued during the quarter, (B) a pull-through factor of either .99 or .80 depending on whether the loan commitments are subject to a “mandatory trade confirmation” or a “best efforts lock confirmation” as defined in the Pennymac Guide, (C) the sum of $585 for each pull-through adjusted loan commitment up to and including 16,500 per quarter and $355 for each pull-through adjusted loan commitment in excess of 16,500 per quarter, and (D) the ratio of the number of loan commitments issued to PMC during the quarter to the total number of non-Ginnie Mae loan commitments issued during the quarter, plus (ii) the product of (A) the ratio of the number of PMC purchased loans during the quarter to the total number of non-Ginnie Mae loans purchased during the quarter, and (B) the sum of $315 for each purchased loan up to and including 16,500 per quarter and $195 for each purchased loan exceeding 16,500 per quarter, plus (iii) $500 multiplied by the number of all purchased loans other than Fannie Mae and Freddie Mac loans that are sold and securitized; provided however, that no fulfillment fee shall be due or payable to PLS with respect to (x) any Ginnie Mae mortgage loans, (y) any Fannie Mae mortgage loan or Freddie Mac mortgage loan acquired from PMC by PLS on a discretionary basis, or (z) any mortgage loan acquired by PMC from PLS on or before June 30, 2025, provided that supplemental fees may still be charged in connection with the securitization or sale of any such mortgage loans. PMC does not hold the Ginnie Mae approval required to issue Ginnie Mae MBS and act as a servicer. Accordingly, under the MBS Agreement, PLS will purchase loans underwritten in accordance with the Ginnie Mae Mortgage-Backed Securities Guide “as is” and without recourse of any kind from PMC at PMC’s cost less an administrative fee plus accrued interest and a sourcing fee ranging from one to two basis points through June 30, 2025.

From and after July 1, 2025, PLS shall acquire all mortgage loans under the correspondent lending program from the approved correspondents. During any quarter commencing on or after July 1, 2025, PMC shall have the right to purchase a specified percentage of any agency and non-agency mortgage loans, other than Ginnie Mae mortgage loans, and no sourcing fee shall apply.

In consideration for the mortgage banking services provided by PLS with respect to PMC’s acquisition of mortgage loans under PLS’ early purchase program through June 30, 2025, PLS is entitled to fees accruing (i) at a rate equal to $1,500 per year per early purchase facility administered by PLS, and (ii) in the amount of $35 for each mortgage loan that PMC acquires thereunder.

Notwithstanding any provision of the MBS Agreement to the contrary, if it becomes reasonably necessary or advisable for PLS to engage in additional services in connection with post-breach or post-default resolution activities for the purposes of a correspondent agreement, then PMC has generally agreed with PLS to negotiate in good faith for additional compensation and reimbursement of expenses to be paid to PLS for the performance of such additional services.

In general, the parties to the MBS Agreement have agreed to negotiate in good faith to amend the provisions of the MBS Agreement relating to the compensation of PLS in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the MBS Agreement if (a) either party requests such negotiation after a determination by either party that the rates of compensation payable to PLS differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request may be made before the second anniversary of the execution and delivery of the MBS Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the MBS Agreement.

No automatic renewal of the MBS Agreement will occur upon the conclusion of the initial term or any renewal period if PMC or PLS delivers to the other party a notice of nonrenewal at least 180 days in advance. In addition, (i) PLS has the right to terminate the MBS Agreement without cause if the MSR Recapture Agreement is terminated by PMC without cause as provided in such agreement, the 5th A&R Servicing Agreement is terminated by the Operating Partnership without cause as provided in such agreement or the Management Agreement is terminated by PMC without cause as provided in such agreement, and (ii) PMC has the right to terminate the MBS Agreement without cause if the MSR Recapture Agreement or the 5th A&R Servicing Agreement is terminated by PLS without cause as provided in each such agreement or the Management Agreement is terminated by PCM without cause as provided in such agreement. The MBS Agreement is further subject to termination under other circumstances, generally including at the election of either party following a specified default or other for-cause event on the part of the other.

MSR Recapture Agreement. Pursuant to the terms of the MSR Recapture Agreement entered into by PLS with PMC, if PLS originates any mortgage loans the proceeds of which are used to refinance mortgage loans for which PMT previously held the MSRs (the “recaptured loans”), PLS is generally required to transfer and convey to PMC, without cost to PMC, on a monthly basis a tiered recapture fee. Such fee shall be equal to 70% of the fair market value of the MSRs relating to the recaptured loans subject to the first 30% of the “recapture rate,” 40% of the fair market value of the MSRs relating to the recaptured loans subject to the recapture rate in excess of 30% and up to 50%, and 40% of the fair market value of the MSRs relating to the recaptured loans subject to the recapture rate in excess of 50%. The “recapture rate” means, during each month, the ratio of (i) (A) the aggregate unpaid principal balance of all refinance mortgage loans originated in such month, plus the aggregate unpaid principal balance of all preserved mortgage loans relating to closed end second loans originated in such month, to (ii) (A) the aggregate unpaid principal balance of all mortgage loans from the portfolio that PLS has determined in good faith were refinanced in such month, plus (B) the aggregate unpaid principal balance of all preserved mortgage loans relating to closed end second loans originated in such month. For purposes of such calculation, “preserved mortgage loan” means a mortgage loan in PMT’s portfolio as to which PLS or its affiliates originated a new closed end second loan in a subordinate position to such mortgage loan. PLS will also convey a recapture fee of $900 per loan if PLS originates a mortgage loan for the purpose of purchasing a property where the customer has or had a mortgage loan for which PMT holds or held the MSR.

The MSR Recapture Agreement expires, unless terminated earlier in accordance with the terms of the agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

In general, the parties to the MSR Recapture Agreement have agreed to negotiate in good faith to amend the provisions thereof relating to the compensation of PLS in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the MSR Recapture Agreement if (a) either party requests such negotiation after a determination by either party that the rates of compensation payable to PLS differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request may be made before the anniversary of the execution and delivery of the MBS Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the MSR Recapture Agreement.

No automatic renewal of the MSR Recapture Agreement will occur upon the conclusion of the initial term or any renewal period if PLS or PMT delivers to the other party a notice of nonrenewal at least 180 days in advance. In addition, (i) PLS has the right to terminate the MSR Recapture Agreement without cause if the MBS Agreement is terminated by PMC without cause as provided in such agreement, the 5th A&R Servicing Agreement is terminated by the Operating Partnership without cause as provided in such agreement or the Management Agreement is terminated by PMT without cause as provided in such agreement, and (ii) PMC has the right to terminate the MSR Recapture Agreement without cause if the MBS Agreement or the 5th A&R Servicing Agreement is terminated by PLS without cause as provided in each such agreement or the Management Agreement is terminated by PCM without cause as provided in such agreement. In addition, if the Operating Partnership exercises its right to terminate the 5th A&R Servicing Agreement without cause in connection with sales of one or more mortgage loans serviced thereunder, PLS will be entitled to terminate the MSR Recapture Agreement solely with respect to such mortgage loans. Following any termination of the MSR Recapture Agreement, PLS is prohibited from taking action with respect to the refinancing of the mortgage loans involved in the termination, subject to various exceptions, including an exception with respect to general advertising not targeted exclusively to the borrowers under such mortgage loans.

A&R Servicing Agreement. The A&R Servicing Agreement is between PLS and PMC and is on the same terms and conditions as the 5th A&R Servicing Agreement, other than certain provisions specifically related to the servicing of Freddie Mac mortgage loans.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) the Management Agreement, (ii) the 5th A&R Servicing Agreement, (iii) the MBS Agreement, (iv) the MSR Recapture Agreement, and (v) the A&R Servicing Agreement, all of which have been filed with this Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.5, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Management Agreement, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC, dated as of December 16, 2024.

10.2	Fifth Amended and Restated Flow Servicing Agreement, between PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC, dated as of December 16, 2024.

10.3	Third Amended and Restated Mortgage Banking Services Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of December 16, 2024.

10.4	Third Amended and Restated MSR Recapture Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of December 16, 2024.

10.5	Amended and Restated Flow Servicing Agreement, between PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC, dated as of December 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: December 19, 2024	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer